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                                VALIC COMPANY I
                               2929 Allen Parkway
                              Houston, Texas 77019

                                January 11, 2005
                                   Prospectus

VALIC Company I (the "Series Company") is a mutual fund made up of 24 separate funds, one of which (the "Fund") is described in this Prospectus. The investment objective of the Inflation Protected Fund is maximum real return, consistent with appreciation of capital and prudent investment management. The Fund is explained in more detail on its Fact Sheet contained in this Prospectus.

THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, NOR HAS IT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.
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                               TABLE OF CONTENTS

TOPIC                                                          PAGE
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
COVER PAGE
WELCOME.....................................................     3
ABOUT THE FUND..............................................     3
FUND FACT SHEET.............................................     4
  Inflation Protected Fund..................................     4
EXPENSE SUMMARY.............................................     6
INVESTMENT GLOSSARY.........................................     7
  Asset-Backed Securities...................................     7
  Derivatives...............................................     7
  Equity Securities.........................................     7
  Fixed Income Securities...................................     7
  Foreign Currency..........................................     8
  Foreign Securities........................................     8
  Illiquid Securities.......................................     8
  Lending Portfolio Securities..............................     8
  Loan Participations.......................................     8
  Money Market Securities...................................     8
  Mortgage-Related Securities...............................     9
  Repurchase Agreements.....................................     9
  Reverse Repurchase Agreements, Dollar Rolls and
     Borrowings.............................................     9
  When-Issued Securities....................................     9
ABOUT THE SERIES COMPANY'S MANAGEMENT.......................    10
  Investment Adviser........................................    10
  Investment Sub-Adviser....................................    10
     AIG Global Investment Corp. ("AIGGIC").................    10
  How VALIC is Paid for its Services........................    11
ACCOUNT INFORMATION.........................................    12
  Series Company Shares.....................................    12
  Buying and Selling Shares.................................    12
  Frequent or Short-term Trading............................    12
  How Shares are Valued.....................................    12
  Dividends and Capital Gains...............................    13
  Tax Consequences..........................................    13
  Selective Disclosure of Portfolio Holdings................    13
INTERESTED IN LEARNING MORE?................................    14

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WELCOME
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This prospectus provides you with information you need to know before investing in the Series Company. Please read and retain this prospectus for future reference. Unless otherwise specified in this prospectus, the words "you" and "your" mean the participant. "VALIC" means The Variable Annuity Life Insurance Company, the investment adviser to the Series Company.

Individuals can't invest in the Fund directly. Instead, they participate through an annuity contract or variable life policy (collectively, the "Contracts" and each a "Contract") with VALIC or one of its affiliates, or through certain employer-sponsored retirement plans (primarily, but not exclusively, governmental plans; collectively, the "Plans" and each a "Plan") to which plan services are provided by VALIC or one of its affiliates.

All inquiries regarding this prospectus and annuity contracts issued by VALIC should be directed, in writing, to VALIC Client Services, A3-01, 2929 Allen Parkway, Houston, Texas 77019, or by calling 1-800-448-2542.

ABOUT THE FUND
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The investment objective and strategies for the Fund are non-fundamental and may be changed by the Series Company's Board of Directors without investor approval. Investors will be given written notice in advance of any change to the Fund's investment objective.

From time to time, the Fund may take temporary defensive positions that are inconsistent with its principal investment strategy, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on Fund investments in money market securities for temporary defensive purposes. If the Fund takes such a temporary defensive position, it may not achieve its investment objectives.

Portfolio turnover occurs when a Fund sells its investments and buys new ones. High portfolio turnover occurs when the Fund sells and buys investments as part of its investment strategy or to address periods of increased market volatility. High portfolio turnover may cause the Fund's expenses to increase. For example, the Fund may have to pay brokerage fees and other related expenses. A portfolio turnover rate over 100% a year is higher than the rates of many other mutual fund companies. A high rate may increase the Fund's transaction costs and expenses. It is anticipated that the Fund will have annual turnover rates in excess of 100%.

All investment restrictions and policies apply at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

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INFLATION PROTECTED FUND
Fact Sheet
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INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
AIG Global Investment Corp.

INVESTMENT OBJECTIVE
The Fund seeks maximum real return, consistent with appreciation of capital and prudent investment management. "Real return" equals total return less the estimated rate of inflation, which is typically measured by the change in an official inflation measure.

INVESTMENT STRATEGY
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed fixed income securities issued by domestic and foreign governments (including those in emerging market countries), their agencies or instrumentalities, and corporations. "Net assets" will take into account borrowing for investment purposes.

Inflation-indexed fixed income securities are structured to provide protection against the negative effects of inflation. The value of a fixed income security's principal or the interest income paid on the fixed income security is adjusted to track changes in an official inflation measure, usually the Consumer Price Index for Urban Consumers ("CPI-U") with respect to domestic issuers. Inflation-indexed fixed income securities issued by a foreign government or foreign corporation are adjusted to reflect a comparable inflation index, calculated by that government. Repayment of the original principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation protected bonds ("TIPS"), even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Inflation-indexed fixed income securities, other than TIPS, may or may not provide a similar guarantee and are supported only by the credit of the issuing entity. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Inflation-indexed fixed income securities issued by corporations may be similar to TIPS, but are subject to the risk of the corporation's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. There are many different types of corporate bonds, and each bond issue has specific terms.

The Fund's share price and total return may fluctuate within a wide range, similar to the fluctuations of the overall fixed income securities market. The value of inflation-indexed fixed income securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed fixed income securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed fixed income securities.

The Fund invests primarily in investment grade securities rated Baa3 or higher by Moody's Investor Service, Inc. ("Moody's) or BBB- or higher by Standard and Poor's Ratings Services ("S&P"), but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated C or higher by Moody's or CC or higher by S&P or, if unrated, determined by the sub-adviser to be of comparable quality at the time of investment. The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio.

The Fund may also invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities provided such investments in derivative instruments are consistent with the Fund's investment policy. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques such (such as buy backs or dollar rolls).

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks the value of your investment may fluctuate:

Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving possible increases in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced.

Call Risk: During periods of falling interest rates, a bond issuer may "call" -- or repay -- its high-yielding bonds before their maturity date. In the event a bond is called, the Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other actors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the

                                        4
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INFLATION PROTECTED FUND
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other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than that of U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities. When interest rates rise, the value of fixed income securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Liquidity Risk: The market for inflation protected fixed income securities is relatively new and is still developing. For this reason, the market may at times, have relatively low trading volume, which could result in lower liquidity and increased volatility.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Mortgage Risk: Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage-obligations and other mortgage-related securities that the Fund can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Fund may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Fund paid.

Non-Diversification Risk: The Fund is considered a non-diversified investment company because it may invest a larger portion of its assets in the stock of a single company than a diversified investment company, and thus can concentrate in a smaller number of securities. A non-diversified company's risk may increase because the effect of each security on the Fund's performance is greater.

Non-Mortgage Asset-Backed Securities Risk: Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

Risks of Indexing Methodology: There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If the market perceives that the adjustment mechanism of an inflation-indexed security does not accurately adjust for inflation, the value of the security could be adversely affected. There may be a lag between the time a security is adjusted for inflation and the time interest is paid on that security. This may have an adverse effect on the trading price of the security, particularly during periods of significant, rapid changes in inflation. In addition, to the extent that inflation has increased during the period of time between the inflation adjustment and the interest payment, the interest payment will not be protected from the inflation increase.

Risk of Lower Rated Fixed-Income Securities: A portion of the Fund's investments may be in high yielding, high risk fixed-income securities, commonly referred to as junk bonds, that are regarded as predominantly speculative with respect to an issuer's continuing ability to meet principal and interest payments. Investment in lower rated fixed-income securities involves significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.

PERFORMANCE INFORMATION
------------------------------------------------------------------

Performance information is not available, since this is a new Fund.

                                        5
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EXPENSE SUMMARY
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The table below describes the fees and expenses you may pay if you remain invested in the Fund. The Fund's annual operating expenses do not reflect the separate account fees charged in the Contracts or administration fees charged in the Plans in which the Fund is offered and had such fees been included, your expenses would be higher. Please see your Contract prospectus or Plan document for more details on such fees.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR ACCOUNT): Not applicable
The Fund has no sales charges, redemption or surrender fees, exchange fees or account fees. Those kinds of fees may be imposed on you by the Contract. Such sales charges and other expenses are described in the Contract prospectus or Plan document.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets based on estimated amounts for the year ended May 31, 2005)

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                                                                   INFLATION
                                                                   PROTECTED
                                                              -------------------
Management Fees.............................................         0.50%
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Other Expenses..............................................         0.53%
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Total Fund Operating Expenses...............................         1.03%
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Expense Reimbursement.......................................         0.38%
Net Expenses*...............................................         0.65%
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

* VALIC will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses before expense reimbursement be higher than the Net Expense ratio. VALIC may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue through September 30, 2005, subject to the termination by the Board of Directors, including a majority of the Independent Directors.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses include waivers and reimbursements for year one where applicable. The Example does not reflect charges imposed by the Contract or Plan, and if those charges were included, the expenses would have been higher than those shown below. See the Contract prospectus or Plan document for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:
--------------------------------------------------------------------------------

                                                              1 YEAR        3 YEARS
                                                              ------        -------
Inflation Protected.........................................   $66           $290

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                                        6
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INVESTMENT GLOSSARY
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The Fund's principal (key) investment strategy and risks are shown above. More detail on investments and investment techniques is shown below. The Fund may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy.

ASSET-BACKED SECURITIES
Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders.

Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

DERIVATIVES
Unlike stocks and bonds that represent actual ownership of that stock or bond, derivatives are investments which "derive" their value from securities issued by a company, government, or government agency, such as futures and options. In certain cases, derivatives may be purchased for non-speculative investment purposes or to protect ("hedge") against a change in the price of the underlying security. There are some investors who take higher risk ("speculate") and buy derivatives to profit from a change in price of the underlying security. We may purchase derivatives to hedge the investment portfolios and to earn additional income in order to help achieve the Fund's objectives. Generally, we do not buy derivatives to speculate.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.

EQUITY SECURITIES
Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are three types of stocks:

Common stock -- Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.

Preferred stock -- Each share of preferred stock allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.

Convertible preferred stock -- A stock with a set dividend which the holder may exchange for a certain amount of common stock.

Stocks are not the only type of equity security. Other equity securities include but are not limited to convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). More information about these equity securities is included elsewhere in this Prospectus or contained in the Statement of Additional Information.

FIXED INCOME SECURITIES
Fixed income securities include a broad array of short, medium and long-term obligations, including notes and bonds. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

Bonds are one type of fixed income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed to pay interest and principal by the federal government. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company's ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock.

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Bonds that are rated Baa by Moody's or BBB by S&P have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody's or BBB-by S&P (commonly referred to as high yield, high risk or "junk bonds") are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds.

For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.

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Bonds are not the only type of fixed income security. Other fixed income securities include but are not limited to U.S. and foreign corporate fixed income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; fixed income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Commercial paper is a specific type of corporate or short term note. In fact, it's very short term, being paid in less than 270 days. Most commercial paper matures in 50 days or less. Fixed income securities may be acquired with warrants attached. For more information about specific income securities see the Statement of Additional Information.

Investments in fixed income securities include U.S. Government securities. U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. For more information about mortgage-related fixed income securities see "Mortgage-Related Securities."

FOREIGN CURRENCY
The Fund buys foreign currencies when it believes the value of the currency will increase. If it does increase, it sells the currency for a profit. If it decreases it will experience a loss. The Fund may also buy foreign currencies to pay for foreign securities bought for the Fund.

FOREIGN SECURITIES
Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs.

There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

ILLIQUID SECURITIES
An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities.

A restricted security is one that has not been registered with the SEC and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or any Fund's sub-adviser to be illiquid solely by reason of being restricted. Instead, VALIC or the sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by the Series Company's Board of Directors. If VALIC or the sub-adviser concludes that a security is not liquid, that investment will be included within the Fund's limitation on illiquid securities.

LENDING PORTFOLIO SECURITIES
The Fund may lend a portion of its total assets to broker-dealers and other financial institutions to earn more money for the Fund.

A risk of lending portfolio investments is that there may be a delay in the Fund getting its investments back when a loaned security is sold.

The Fund will only make loans to broker-dealers and other financial institutions approved by its custodian, as monitored by VALIC. State Street Bank and Trust Company (the "Custodian") holds the cash and portfolio securities of the Series Company as Custodian.

LOAN PARTICIPATIONS
A loan participation is an investment in a loan made to a U.S. company that is secured by the company's assets. The assets must be, at all times, worth enough money to cover the balance due on the loan. Major national and regional banks make loans to companies and then sell the loans to investors. These banks don't guarantee the companies will pay the principal and interest due on the loans.

MONEY MARKET SECURITIES
The Fund may invest part of its assets in high quality money market securities payable in U.S. dollars. A money market security is high quality when it is rated in one of the two highest credit categories by Moody's or S&P or another nationally recognized rating service or if unrated, deemed high quality by VALIC.

These high quality money market securities include:
- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
- Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.
- Commercial paper sold by corporations and finance companies.
- Corporate debt obligations with remaining maturities of 13 months or less.
- Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan

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  participations, adjustable rate securities, and variable rate demand notes.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities.

Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-related securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by Government National Mortgage Association ("GNMA")) or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Mortgage-Related Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

REPURCHASE AGREEMENTS
A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If the Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Fund may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. The Fund may invest in repurchase agreements.

The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

REVERSE REPURCHASE AGREEMENTS, DOLLAR ROLLS AND BORROWINGS
A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.

In a dollar roll transaction, a Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The time period from the date of sale to the date of purchase under a dollar roll is known as the roll period. A Fund foregoes principal and interest paid during the roll period on the securities sold in a dollar roll. However, a Fund receives an amount equal to the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold.

If a Fund's positions in reverse repurchase agreements, dollar rolls or similar transactions are not covered by liquid assets, such transactions would be subject to the Fund's limitations on borrowings. Apart from such transactions, a Fund will not borrow money, except as provided in its investment restrictions. See "Investment Restrictions" in the Statement of Additional Information for a complete listing of the Fund's investment restrictions.

WHEN-ISSUED SECURITIES
When-issued securities are those investments that have been announced by the issuer and will be on the market soon. The Fund negotiates the price with a broker before it goes on the market. If the security ends up selling on the market at a lower price than negotiated, the Fund may have a loss. If it sells at a higher price, the Fund may have a profit.

ABOUT THE SERIES COMPANY'S MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for the Fund. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC is located at 2929 Allen Parkway, Houston, Texas 77019.

VALIC serves as investment adviser through an Investment Advisory Agreement with the Series Company. As Investment Adviser, VALIC oversees the day to day operations of each Fund and supervises the purchase and sale of Fund investments. VALIC employs an investment sub-adviser who makes investment decisions for the Fund.

The investment advisory agreement between VALIC and the Series Company provides for the Series Company to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by the Series Company include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to each Fund in a manner approved by the Board of Directors. For more information on these agreements, see the "Investment Adviser" section in the Statement of Additional Information.

INVESTMENT SUB-ADVISER
VALIC works with an investment sub-adviser for the Fund. Sub-advisers are financial service companies that specialize in certain types of investing. The sub-adviser's role is to make investment decisions for the Fund according to the Fund's investment objectives and restrictions. VALIC compensates the sub-adviser out of the fees it receives from the Fund.

According to the agreements VALIC has with the sub-adviser, VALIC will receive investment advice for the Fund. Under the agreement VALIC gives the sub-adviser the authority to buy and sell securities for the Fund. However, VALIC retains the responsibility for the overall management of the Fund. The sub-adviser may buy and sell securities for the Fund with broker-dealers and other financial intermediaries that they select. The sub-adviser may place orders to buy and sell securities of the Fund with a broker-dealer affiliated with the sub-adviser, as allowed by law. This could include any affiliated futures commission merchants.

The 1940 Act permits sub-advisers, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. The Series Company has adopted procedures, as required by the 1940 Act, which provide that any commissions received by a sub-adviser's affiliated broker may be considered reasonable and fair if compared to the commission received by other brokers for the same type of securities transaction.

The Securities Exchange Act of 1934 prohibits members of national securities exchanges from effecting exchange transactions for accounts that they or their affiliates manage, except as allowed under rules adopted by the SEC. The Series Company and the sub-advisers have entered into written contracts, as required by the 1940 Act, to allow a sub-adviser's affiliate to effect these type of transactions for commissions. The 1940 Act generally prohibits a sub-adviser or a sub-adviser's affiliate, acting as principal, from engaging in securities transactions with a Fund, without an exemptive order from the SEC.

VALIC and the sub-adviser may enter into simultaneous purchase and sale transactions for the Fund or affiliates of the Fund.

In selecting the sub-adviser, the Board of Directors of the Series Company carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund by the sub-adviser; (ii) the distinct investment objective and policies of the Fund; (iii) the history, reputation, qualification and background of the sub-adviser's personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Directors also reviewed the fees to be paid by VALIC to the sub-adviser. The sub-advisory fees are not paid by the Fund.

The Series Company relies upon an exemptive order from the SEC which permits VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without first obtaining shareholder approval for the change. The Board of Directors, including a majority of the independent Directors, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, the Series Company will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-advisers and oversees the sub-adviser's compliance with the Fund's investment objective, policies and restrictions.

THE SUB-ADVISER IS:

AIG GLOBAL INVESTMENT CORP. ("AIGGIC")
175 Water Street, New York, New York 10038

AIGGIC is an indirect wholly-owned subsidiary of American International Group Inc. ("AIG") and is a part of AIG Global Investment Group ("AIGGIG"). AIGGIG comprises a group of international investment adviser companies (including AIGGIC), which provide advice, investment products and asset management services to clients around the world. As of September 30, 2004, AIGGIG managed approximately $430 billion, of which approximately $367 billion relates to AIG affiliates and $63 billion relates to client assets. These figures do not include assets sub-advised to third party managers.

A team makes investment decisions for the Fund. The team meets regularly to review portfolio holdings and discuss purchase and sale activity.

Investment decisions for the Inflation Protected Fund are made by a team headed by Richard A. Mercante, Managing Director -- Head of High Grade Fixed Income, Global

--------------------------------------------------------------------------------

Emerging Markets Debt, and Global Securities Lending for AIGGIG. Mr. Mercante is a member of Global Asset Allocation Committee ("GAAC") where he participates in investment policy discussions and decisions. Mr. Mercante joined AIGGIG in 1994 from Dean Witter InterCapital where he served as a Senior Portfolio Manager responsible for managing the Dean Witter Strategist Fund, as well as the fixed income assets of institutional clients. He is a Chartered Financial Analyst.

HOW VALIC IS PAID FOR ITS SERVICES
The Fund pays VALIC a fee based on its average daily net asset value. The Fund's net asset value is the total value of the Fund's assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund's investments.

The advisory fee that the Fund will pay to VALIC is 0.50% on first $250 million of assets, plus 0.45% on next $250 million of assets, plus 0.40% on assets over $500 million.

The Investment Advisory Agreement entered into with the Fund does not limit how much the Fund pays in monthly expenses each year. However, VALIC has agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown in the Expense Summary.

ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SERIES COMPANY SHARES
The Series Company is an open-end mutual fund and may offer shares of the Fund for sale at any time. However, the Series Company offers shares of the Fund only to registered and unregistered separate accounts of VALIC and its affiliates and to certain employer-sponsored retirement plans (previously defined as the "Plans").

BUYING AND SELLING SHARES
As a participant, you do not directly buy shares of the Fund that make up the Series Company. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates or in a Plan. With respect to a Plan, such Plan buys and sells shares of the Fund according to your instructions. The value of a Plan transaction is based on the next calculation of net asset value after its order is placed with the Fund. The separate account, in turn, buys the shares of the Fund according to your instructions. After you invest in the Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. See your Contract prospectus for more information on the separate account associated with your contract. When the separate accounts buy, sell, or transfer shares of the Fund, they do not pay any charges related to these transactions. The value of such separate account transactions is based on the next calculation of net asset value after its order is placed with the Fund.

Although the Series Company normally redeems Fund shares for cash, the Series Company has the right to pay separate account assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less. The Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange restricts or suspends trading.

The Fund does not currently foresee any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the Fund. This might force the Fund to sell portfolio securities at disadvantageous prices. In addition, the Board of Directors may refuse to sell shares of the Fund to any separate account or may suspend or terminate the offering of shares of the Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

FREQUENT OR SHORT-TERM TRADING
The Fund, which is offered only through Contracts or Plans, are intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not purchase shares of the Fund. The Board of Directors of the Series Company has adopted policies and procedures with respect to market timing activity as discussed below.

The Series Company believes that market timing activity is not in the best interest of the participants of the Fund. Due to the disruptive nature of this activity, it can adversely impact the ability of the sub-adviser to invest assets in an orderly, long-term manner. In addition, market timing can disrupt the management of the Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Fund's ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Fund performance.

Shares of the Fund are generally held through insurance company separate accounts or Plans. The ability of the Series Company to monitor transfers made by the participants in separate accounts or Plans maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board's policy is that the Fund must rely on the insurance company separate account or Plan sponsor to both monitor market timing within the Fund and attempt to prevent it through their own policies and procedures. There is no guarantee that the Series Company will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Series Company detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. In situations in which the Series Company becomes aware of possible market timing activity, it will notify the insurance company separate account or Plan sponsor in order to help facilitate the enforcement of such entity's market timing policies and procedures. The Series Company reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts or plan sponsors, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Series Company determines not to be in the best interest of the Fund. Such rejections or refusals will be applied uniformly without exception.

You should review your Contract prospectus or your Plan document for more information regarding market timing, including any restrictions or limitations on trades made through a Contract or Plan.

Please refer to the documents pertaining to your Contract prospectus or Plan document on how to direct investments in or redemptions from (including making transfers into or out of) the Fund and any fees that may apply.

HOW SHARES ARE VALUED
The Series Company calculates the net asset value ("NAV") of the Fund's shares each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. Eastern Time. The NYSE is open Monday through Friday but is closed on certain federal and other holidays. The NAV is computed by adding the value of a Fund's holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the NYSE for the day. If, however, the market quotations are

--------------------------------------------------------------------------------

determined to be unavailable or unreliable (see below), securities and other assets may be valued at fair value in accordance with pricing procedures approved by the Board of Directors.

As of the close of regular trading on the NYSE, securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund's shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on a review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Directors to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Fund may also fair value securities in other situations; for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

The amortized cost method is used to determine the values of the Fund's short-term securities maturing within 60 days. The amortized cost method approximates fair market value.

DIVIDENDS AND CAPITAL GAINS

Dividends from Net Investment Income
For the Fund, dividends from net investment income are declared and paid quarterly. Dividends from net investment income are automatically reinvested into additional shares of the Fund.

Distributions from Capital Gains
When the Fund sells a security for more than it paid for that security, a capital gain results. For the Fund, distributions from capital gains, if any, are normally declared and paid annually. Distributions from capital gains are automatically reinvested into additional shares of the Fund.

TAX CONSEQUENCES
As the owner of a Contract or a participant under your employer's Contract or Plan, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult your Contract prospectus or Plan document for further information concerning the federal income tax consequences to you of investing in the Fund.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS
The Series Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities are described in the Statement of Additional Information.

INTERESTED IN LEARNING MORE?
--------------------------------------------------------------------------------

The Statement of Additional Information incorporated by reference into this prospectus contains additional information about the Series Company's operations.

Further information about the Fund's investments is available in the Series Company's annual and semi-annual reports to shareholders. The Series Company's annual report discusses market conditions and investment strategies that significantly affected the Series Company's performance results during its last fiscal year.

VALIC can provide you with a free copy of these materials or other information about the Series Company. You may reach VALIC by calling 1-800-448-2542 or by writing to 2929 Allen Parkway, Houston, Texas 77019.

The Securities and Exchange Commission also maintains copies of these documents:

    - To view information online: Access the SEC's web site at http://www.sec.gov.

    - To review a paper filing or to request that documents be mailed to you, contact the SEC by writing to: SEC Public Reference Room, Washington, D.C. 20549-6009; or call the SEC at 1-800-SEC-0330. You may also request a paper copy from the SEC electronically at publicinfo@sec.gov.

A duplicating fee will be assessed for all copies provided.

Investment Company Act filing number 811-03738.

                                VALIC COMPANY I
                               2929 Allen Parkway
                              Houston, Texas 77019

                                January 11, 2005
                                   Prospectus

VALIC Company I (the "Series Company") is a mutual fund made up of 24 separate funds, two of which (the "Funds") are described in this Prospectus. Each of the Funds has a different investment objective. Each Fund is explained in more detail on its Fact Sheet contained in this Prospectus.

                           Large Capital Growth Fund
                            Mid Capital Growth Fund

THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, NOR HAS IT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                               TABLE OF CONTENTS

TOPIC                                                          PAGE
-----                                                          ----
COVER PAGE
WELCOME.....................................................     3
ABOUT THE FUNDS.............................................     3
FUND FACT SHEETS............................................     4
  Large Capital Growth Fund.................................     4
  Mid Capital Growth Fund...................................     6
EXPENSE SUMMARY.............................................     8
INVESTMENT GLOSSARY.........................................     9
  American Depositary Receipts ("ADRs").....................     9
  Asset-Backed Securities...................................     9
  Derivatives...............................................     9
  Diversification...........................................     9
  Equity Securities.........................................     9
  Exchange Traded Funds ("ETFs")............................     9
  Fixed Income Securities...................................     9
  Foreign Currency..........................................    10
  Foreign Securities........................................    10
  Illiquid Securities.......................................    10
  Lending Portfolio Securities..............................    10
  Loan Participations.......................................    11
  Money Market Securities...................................    11
  Mortgage-Related Securities...............................    11
  Repurchase Agreements.....................................    11
  Reverse Repurchase Agreements, Dollar Rolls and
     Borrowings.............................................    11
  When-Issued Securities....................................    12
ABOUT THE SERIES COMPANY'S MANAGEMENT.......................    12
  Investment Adviser........................................    12
  Investment Sub-Advisers...................................    12
     AIG SunAmerica Asset Management Corp. ("SAAMCo").......    13
     A I M Capital Management, Inc. ("AIM").................    13
     Brazos Capital Management, LP ("Brazos")...............    13
     Van Kampen.............................................    13
  How VALIC is Paid for its Services........................    13
ACCOUNT INFORMATION.........................................    15
  Series Company Shares.....................................    15
  Buying and Selling Shares.................................    15
  Frequent or Short-term Trading............................    15
  How Shares are Valued.....................................    15
  Dividends and Capital Gains...............................    16
  Tax Consequences..........................................    16
  Selective Disclosure of Portfolio Holdings................    16
INTERESTED IN LEARNING MORE?................................    17

WELCOME
--------------------------------------------------------------------------------

This prospectus provides you with information you need to know before investing in the Series Company. Please read and retain this prospectus for future reference. Unless otherwise specified in this prospectus, the words "you" and "your" mean the participant. "VALIC" means The Variable Annuity Life Insurance Company, the investment adviser to the Series Company.

Individuals can't invest in these Funds directly. Instead, they participate through an annuity contract or variable life policy (collectively, the "Contracts" and each a "Contract") with VALIC or one of its affiliates, or through certain employer-sponsored retirement plans (primarily, but not exclusively, governmental plans; collectively, the "Plans" and each a "Plan") to which plan services are provided by VALIC or one of its affiliates.

All inquiries regarding this prospectus and annuity contracts issued by VALIC should be directed, in writing, to VALIC Client Services, A3-01, 2929 Allen Parkway, Houston, Texas 77019, or by calling 1-800-448-2542.

ABOUT THE FUNDS
--------------------------------------------------------------------------------

The investment objective and strategies for each of the Funds in this prospectus are non-fundamental and may be changed by the Series Company's Board of Directors without investor approval. Investors will be given written notice in advance of any change to a Fund's investment objective.

From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on Fund investments in money market securities for temporary defensive purposes. If the Funds take such a temporary defensive position, they may not achieve their investment objectives.

Portfolio turnover occurs when a Fund sells its investments and buys new ones. In some Funds, high portfolio turnover occurs when these Funds sell and buy investments as part of their investment strategy or to address periods of increased market volatility. In other Funds, portfolio turnover is lower because the make up of the index stays fairly constant. High portfolio turnover may cause a Fund's expenses to increase. For example, a Fund may have to pay brokerage fees and other related expenses. A portfolio turnover rate over 100% a year is higher than the rates of many other mutual fund companies. A high rate may increase a Fund's transaction costs and expenses. It is anticipated that the Funds will have annual turnover rates in excess of 100%.

All investment restrictions and policies apply at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

LARGE CAPITAL GROWTH FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISERS
A I M Capital Management, Inc.
AIG SunAmerica Asset Management Corp.

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term growth of capital.

INVESTMENT STRATEGY
The Fund seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of large-capitalization companies. "Net assets" will take into account borrowing for investment purposes. In complying with this 80% investment requirement, the Fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Fund considers a company to be a large-capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000(R) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 1000 Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. As of June 25, 2004, the Russell 1000 Index had a total market capitalization range of approximately $317.8 billion to $1.6 billion. The Fund may invest up to 25% of its total assets in foreign securities.

The Fund's sub-advisers may focus on securities of companies with market capitalizations that are within the top 50% of stocks in the Russell 1000 Index at the time of purchase. The sub-advisers purchase securities of a limited number of large-cap companies that they believe have the potential for above-average growth in revenues and earnings. The sub-advisers consider whether to sell a particular security when they believe the security no longer has that potential.

A I M Capital Management, Inc. and AIG SunAmerica Asset Management Corp. each manage approximately 50% of the assets of the Fund.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goals. Because of the following principal risks the value of your investment may fluctuate:

Active Trading Risk:   A strategy used whereby the Fund may engage in frequent
trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced.

Convertible Securities Risk:   The values of the convertible securities in which
the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a place that is unfavorable to the Fund.

Derivatives Risk:   Investments in derivatives involve special risks and may
result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other actors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk:   Investments in foreign securities involve additional
risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than that of U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Growth Stock Risk:   Even well-established growth stocks can be volatile. Since growth companies usually invest in high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines.

Large Capitalization Company Risk:   Large capitalization companies tend to go
in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise as much as the value of funds that emphasize smaller capitalization companies.

Market Risk:   As with all equity funds, this Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline

LARGE CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

PERFORMANCE INFORMATION
------------------------------------------------------------------

Performance information is not available, since this is a new Fund.

MID CAPITAL GROWTH FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISERS
Morgan Stanley Investment Management Inc.
d/b/a Van Kampen
Brazos Capital Management, LP

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth.

INVESTMENT STRATEGY
The sub-advisers seek long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. mid cap companies and, to a limited extent, foreign companies. Up to 5% of the Fund's assets may be invested in securities of issuers located in emerging market countries.

The sub-advisers' process follows a flexible investment program in seeking to achieve the Fund's investment objective. The sub-advisers focus on companies they believe have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. In this regard, the sub-advisers study company developments, including business strategy and financial results. Valuation is viewed in the context of prospects for sustainable earnings and cash flow growth. A sub-adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the Fund's net assets will be invested in common stocks of mid cap companies. "Net assets" will take into account borrowing for investment purposes. A company is considered to be a mid cap company if, at the time of purchase, the company has a market capitalization
(1) between $1.0 billion and $12 billion or (2) within the range of companies represented in the Russell Mid Cap Growth Index (the "Mid Cap Index"). The market capitalization of companies in the Mid Cap Index will fluctuate with changes in market conditions and the composition of the Mid Cap Index. As of July 31, 2004, the market capitalization range of the Mid Cap Index was approximately between $529 million and $13.4 billion.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investment in IPO's. There is no guarantee that as assets of the Fund grow the Fund will be able to experience significant improvement in performance by investing in IPO's. The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts.

Van Kampen and Brazos Capital Management, LP each manage approximately 50% of the assets of the Fund.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goals. Because of the following principal risks, the value of your investment may fluctuate:

Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other actors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is an emerging market. Historically, the market of emerging market countries have been more volatile than more developed markets.

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, medium-sized companies may have greater volatility than larger ones.

IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, companies' IPOs, exposes it to the risks associated with companies that have little operating history as public companies, as well a to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or

MID CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Medium Capitalization Company Risk: The risk that medium sized companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times.

PERFORMANCE INFORMATION
------------------------------------------------------------------

Performance information is not available since this is a new Fund.

EXPENSE SUMMARY
--------------------------------------------------------------------------------

The table below describes the fees and expenses you may pay if you remain invested in a Fund. A Fund's annual operating expenses do not reflect the separate account fees charged in the Contracts or administration fees charged in the Plans in which the Fund is offered and had such fees been included, your expenses would be higher. Please see your Contract prospectus or Plan document for more details on such fees.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR ACCOUNT): Not applicable
Each Fund has no sales charges, redemption or surrender fees, exchange fees or account fees. Those kinds of fees may be imposed on you by the Contract. Such sales charges and other expenses are described in the Contract prospectus or Plan document.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets based on estimated amounts for the year ended May 31, 2005)

-----------------------------------------------------------------------------------------
                                                                  LARGE           MID
                                                                 CAPITAL        CAPITAL
                                                                 GROWTH         GROWTH
                                                              -------------   -----------
Management Fees.............................................      0.75%          0.70%
-----------------------------------------------------------------------------------------
Other Expenses..............................................      1.10%          1.10%
-----------------------------------------------------------------------------------------
Total Fund Operating Expenses...............................      1.85%          1.80%
-----------------------------------------------------------------------------------------
Expense Reimbursement.......................................      1.00%          0.95%
Net Expenses*...............................................      0.85%          0.85%
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
* VALIC will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses before expense reimbursement be higher than the Net Expense ratio. VALIC may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue through September 30, 2005, subject to the termination by the Board of Directors, including a majority of the Independent Directors.

EXAMPLE
This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses include waivers and reimbursements for year one where applicable. The Example does not reflect charges imposed by the Contract or Plan, and if those charges were included, the expenses would have been higher than those shown below. See the Contract prospectus or Plan document for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:
--------------------------------------------------------------------------------

                                                              1 YEAR        3 YEARS
                                                              ------        -------
Large Capital Growth........................................   $87           $484
Mid Capital Growth..........................................   $87           $474

--------------------------------------------------------------------------------

INVESTMENT GLOSSARY
--------------------------------------------------------------------------------

Each Fund's principal (key) investment strategy and risks are shown above. More detail on investments and investment techniques is shown below. Funds may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")
ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. ADRs in which a Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

ASSET-BACKED SECURITIES
Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders.

Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

DERIVATIVES
Unlike stocks and bonds that represent actual ownership of that stock or bond, derivatives are investments which "derive" their value from securities issued by a company, government, or government agency, such as futures and options. In certain cases, derivatives may be purchased for non-speculative investment purposes or to protect ("hedge") against a change in the price of the underlying security. There are some investors who take higher risk ("speculate") and buy derivatives to profit from a change in price of the underlying security. We may purchase derivatives to hedge the investment portfolios and to earn additional income in order to help achieve the Funds' objectives. Generally, we do not buy derivatives to speculate.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.

DIVERSIFICATION
Each Fund's diversification policy limits the amount that the Fund may invest in certain securities. Each Fund's diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the "Code") as well as the Investment Company Act of 1940 ( the "1940 Act").

EQUITY SECURITIES
Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are three types of stocks:

Common stock -- Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.

Preferred stock -- Each share of preferred stock allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.

Convertible preferred stock -- A stock with a set dividend which the holder may exchange for a certain amount of common stock.

Stocks are not the only type of equity security. Other equity securities include but are not limited to convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). More information about these equity securities is included elsewhere in this Prospectus or contained in the Statement of Additional Information.

EXCHANGE TRADED FUNDS ("ETFS")
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their cost.

FIXED INCOME SECURITIES
Fixed income securities include a broad array of short, medium and long-term obligations, including notes and bonds. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

Bonds are one type of fixed income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed to pay interest and principal by the federal government. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company's ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock.

--------------------------------------------------------------------------------

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Bonds that are rated Baa by Moody's or BBB by S&P have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody's or BBB-by S&P (commonly referred to as high yield, high risk or "junk bonds") are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds.

For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.

Bonds are not the only type of fixed income security. Other fixed income securities include but are not limited to U.S. and foreign corporate fixed income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; fixed income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Commercial paper is a specific type of corporate or short term note. In fact, it's very short term, being paid in less than 270 days. Most commercial paper matures in 50 days or less. Fixed income securities may be acquired with warrants attached. For more information about specific income securities see the Statement of Additional Information.

Investments in fixed income securities include U.S. Government securities. U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. For more information about mortgage-related fixed income securities see "Mortgage-Related Securities."

FOREIGN CURRENCY
Funds buy foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases they will experience a loss. Funds may also buy foreign currencies to pay for foreign securities bought for the Fund.

FOREIGN SECURITIES
Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs.

There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

ILLIQUID SECURITIES
An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities.

A restricted security is one that has not been registered with the SEC and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or any Fund's sub-adviser to be illiquid solely by reason of being restricted. Instead, VALIC or the sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by the Series Company's Board of Directors. If VALIC or the sub-adviser concludes that a security is not liquid, that investment will be included within the Fund's limitation on illiquid securities.

LENDING PORTFOLIO SECURITIES
Each Fund may lend a portion of its total assets to broker-dealers and other financial institutions to earn more money for the Fund.

A risk of lending portfolio investments is that there may be a delay in the Fund getting its investments back when a loaned security is sold.

--------------------------------------------------------------------------------

The Funds will only make loans to broker-dealers and other financial institutions approved by its custodian, as monitored by VALIC. State Street Bank and Trust Company (the "Custodian") holds the cash and portfolio securities of the Series Company as Custodian.

LOAN PARTICIPATIONS
A loan participation is an investment in a loan made to a U.S. company that is secured by the company's assets. The assets must be, at all times, worth enough money to cover the balance due on the loan. Major national and regional banks make loans to companies and then sell the loans to investors. These banks don't guarantee the companies will pay the principal and interest due on the loans.

MONEY MARKET SECURITIES
All of the Funds may invest part of their assets in high quality money market securities payable in U.S. dollars. A money market security is high quality when it is rated in one of the two highest credit categories by Moody's or S&P or another nationally recognized rating service or if unrated, deemed high quality by VALIC.

These high quality money market securities include:
- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
- Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.
- Commercial paper sold by corporations and finance companies.
- Corporate debt obligations with remaining maturities of 13 months or less.
- Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, adjustable rate securities, and variable rate demand notes.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities.

Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-related securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by Government National Mortgage Association ("GNMA")) or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Mortgage-Related Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

REPURCHASE AGREEMENTS
A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If a Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Funds may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. All the Funds in this prospectus may invest in repurchase agreements.

The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

REVERSE REPURCHASE AGREEMENTS, DOLLAR ROLLS AND BORROWINGS
A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.

In a dollar roll transaction, a Fund sells mortgage-backed or other securities for delivery in the current month and

--------------------------------------------------------------------------------

simultaneously contracts to purchase substantially similar securities on a specified future date. The time period from the date of sale to the date of purchase under a dollar roll is known as the roll period. A Fund foregoes principal and interest paid during the roll period on the securities sold in a dollar roll. However, a Fund receives an amount equal to the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold.

If a Fund's positions in reverse repurchase agreements, dollar rolls or similar transactions are not covered by liquid assets, such transactions would be subject to the Funds' limitations on borrowings. Apart from such transactions, a Fund will not borrow money, except as provided in its investment restrictions. See "Investment Restrictions" in the Statement of Additional Information for a complete listing of each Fund's investment restrictions.

WHEN-ISSUED SECURITIES
When-issued securities are those investments that have been announced by the issuer and will be on the market soon. The Funds negotiate the price with a broker before it goes on the market. If the security ends up selling on the market at a lower price than negotiated, the Funds may have a loss. If it sells at a higher price, the Funds may have a profit.

ABOUT THE SERIES COMPANY'S MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for all the Funds. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC is located at 2929 Allen Parkway, Houston, Texas 77019.

VALIC serves as investment adviser through an Investment Advisory Agreement with the Series Company. As Investment Adviser, VALIC oversees the day to day operations of each Fund and supervises the purchase and sale of Fund investments. VALIC employs investment sub-advisers who make investment decisions for the Funds.

The investment advisory agreement between VALIC and the Series Company provides for the Series Company to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by the Series Company include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to each Fund in a manner approved by the Board of Directors. For more information on these agreements, see the "Investment Adviser" section in the Statement of Additional Information.

INVESTMENT SUB-ADVISERS
VALIC works with investment sub-advisers for each Fund. Sub-advisers are financial service companies that specialize in certain types of investing. The sub-adviser's role is to make investment decisions for the Funds according to each Fund's investment objectives and restrictions. VALIC compensates the sub-advisers out of the fees it receives from each Fund.

According to the agreements VALIC has with the sub-advisers, VALIC will receive investment advice for each Fund. Under these agreements VALIC gives the sub-advisers the authority to buy and sell securities for the sub-advised Funds. However, VALIC retains the responsibility for the overall management of these Funds. The sub-advisers may buy and sell securities for each Fund with broker-dealers and other financial intermediaries that they select. The sub-advisers may place orders to buy and sell securities of these Funds with a broker-dealer affiliated with the sub-adviser, as allowed by law. This could include any affiliated futures commission merchants.

The 1940 Act permits sub-advisers, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. The Series Company has adopted procedures, as required by the 1940 Act, which provide that any commissions received by a sub-adviser's affiliated broker may be considered reasonable and fair if compared to the commission received by other brokers for the same type of securities transaction.

The Securities Exchange Act of 1934 prohibits members of national securities exchanges from effecting exchange transactions for accounts that they or their affiliates manage, except as allowed under rules adopted by the SEC. The Series Company and the sub-advisers have entered into written contracts, as required by the 1940 Act, to allow a sub-adviser's affiliate to effect these type of transactions for commissions. The 1940 Act generally prohibits a sub-adviser or a sub-adviser's affiliate, acting as principal, from engaging in securities transactions with a Fund, without an exemptive order from the SEC.

VALIC and the sub-advisers may enter into simultaneous purchase and sale transactions for the Funds or affiliates of the Funds.

In selecting sub-advisers, the Board of Directors of the Series Company carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund(s) by the sub-adviser; (ii) the distinct investment objective and policies of the Fund(s); (iii) the history, reputation, qualification and background of the sub-advisers' personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Directors also reviewed the fees to be paid by VALIC to each sub-adviser. The sub-advisory fees are not paid by the Funds.

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The Series Company relies upon an exemptive order from the SEC which permits
VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without first obtaining shareholder approval for the change. The Board of Directors, including a majority of the independent Directors, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, the Series Company will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-advisers and oversees the sub-advisers' compliance with the relevant Fund's investment objective, policies and restrictions.

THE SUB-ADVISERS ARE:

AIG SunAmerica Asset Management Corp.
A I M Capital Management, Inc.
Brazos Capital Management, LP
Van Kampen

Large Capital Growth Fund

AIG SUNAMERICA ASSET MANAGEMENT CORP. ("SAAMCO")
Harborside Financial Center, 3200 Plaza 5,
Jersey City, New Jersey 07311

SAAMCo is organized as a Delaware corporation and is a wholly-owned subsidiary of AIG Retirement Services, Inc., located at 1 SunAmerica Center, Century City, Los Angeles, California 90067. AIG Retirement Services, Inc. is a wholly-owned subsidiary of AIG. As of September 30, 2004, SAAMCo managed, advised and/or administered more than $39.6 billion in assets.

Approximately 50% of the assets of the Large Capital Growth Fund are managed by a team supervised by Francis D. Gannon. Mr. Gannon, Senior Vice President, has been with SAAMCo since 1993 and manages similar retail mutual funds for SAAMCo.

Large Capital Growth Fund

A I M CAPITAL MANAGEMENT, INC. ("AIM")
11 Greenway Plaza, Suite 100, Houston, Texas 77046

AIM has acted as an investment adviser since its organization in 1986. AIM, together with its affiliates, advises or manages over 200 investment funds, including the Fund, encompassing a broad range of investment objectives. AIM is an indirect wholly-owned subsidiary of AMVESCAP, PLC London, England. Total net assets under the management of AIM and its affiliates was approximately $132 billion as of September 30, 2004.

Approximately 50% of the assets of the Large Capital Growth Fund are managed by AIM which uses a team approach to investment management. The individual members of the team (co-managers) who are primarily responsible for the management of the portion of the Fund's portfolio allocated to AIM are Geoffrey V. Keeling, Senior Portfolio Manager and Robert L. Shoss, Senior Portfolio Manager. Messrs. Keeling and Shoss have each been associated with AIM and/or its affiliates since 1995.

They are assisted by the AIM Large Cap Growth Team.

Mid Capital Growth Fund

BRAZOS CAPITAL MANAGEMENT, LP ("BRAZOS")
5949 Sherry Lane, Suite 1600, Dallas, Texas 75225

Brazos is an SEC registered investment advisor whose principal place of business is 5949 Sherry Lane, Suite 1600, Dallas, Texas 75225 and is an indirect majority-owned subsidiary of American International Group, Inc. Brazos has provided investment management services to institutional clients since 1983. As of September 30, 2004, Brazos had approximately $1.12 billion in assets under management.

Approximately 50% of the assets of the Mid Cap Growth Fund are managed by a team of seven portfolio managers.

Mid Capital Growth Fund

VAN KAMPEN
1221 Avenue of the Americas, New York, New York 10020

Morgan Stanley Investment Management, Inc., doing business in certain instances (including in its role as sub-adviser to this Fund) under the name Van Kampen, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. Morgan Stanley, the parent of Morgan Stanley Investment Management Inc., is a global financial services firm that maintains market positions in each of its three primary businesses -- securities, asset management, and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing, and financial advisory services. As of September 30, 2004, Van Kampen, together with its affiliated asset management companies, had approximately $402.8 billion in assets under management.

Approximately 50% of the assets of the Mid Capital Growth Fund is managed by the U.S. Growth Team. The U.S. Growth Team is led by Dennis Lynch, David Cohen and Sam Chainani, CFA. Mr. Lynch, Managing Director, has been with Van Kampen since 1997 and has 10 years of investment experience. Mr. Cohen, Executive Director has been with Van Kampen since 1993 and has 17 years of investment experience. Mr. Chainani, Vice President, has been with Van Kampen since 1996 and has 4 years of investment experience.

HOW VALIC IS PAID FOR ITS SERVICES
Each Fund pays VALIC a fee based on its average daily net asset value. A Fund's net asset value is the total value of the Fund's assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund's investments.

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The advisory fee that the Fund will pay to VALIC is as follows:

                                       ADVISORY FEE PAID
                                  (AS A PERCENTAGE OF AVERAGE
FUND NAME                              DAILY NET ASSETS)
---------                         ---------------------------
Large Capital Growth Fund        0.75% on first $250 million
                                 of assets, plus 0.70% on next
                                 $250 million of assets, plus
                                 0.65% on assets over $500
                                 million
Mid Capital Growth Fund          0.70% on first $250 million
                                 of assets, plus 0.65% on next
                                 $250 million of assets, plus
                                 0.60% on assets over $500
                                 million

The Investment Advisory Agreement entered into with each Fund does not limit how much the Funds pay in monthly expenses each year. However, VALIC has agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown in the Expense Summary.

ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SERIES COMPANY SHARES
The Series Company is an open-end mutual fund and may offer shares of the Funds for sale at any time. However, the Series Company offers shares of the Funds only to registered and unregistered separate accounts of VALIC and its affiliates and to certain employer-sponsored retirement plans (previously defined as the "Plans").

BUYING AND SELLING SHARES
As a participant, you do not directly buy shares of the Funds that make up the Series Company. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates or in a Plan. With respect to a Plan, such Plan buys and sells shares of the Funds according to your instructions. The value of a Plan transaction is based on the next calculation of net asset value after its order is placed with the Fund. When you buy these units, you specify the Funds in which you want the separate account to invest your money. The separate account, in turn, buys the shares of the Funds according to your instructions. After you invest in a Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. See your Contract prospectus for more information on the separate account associated with your contract. When the separate accounts buy, sell, or transfer shares of the Funds, they do not pay any charges related to these transactions. The value of such separate account transactions is based on the next calculation of net asset value after its order is placed with the Fund.

Although the Series Company normally redeems Fund shares for cash, the Series Company has the right to pay separate account assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange restricts or suspends trading.

None of the Funds currently foresees any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more Funds and shares of another Fund may be substituted. This might force a Fund to sell portfolio securities at disadvantageous prices. In addition, the Board of Directors may refuse to sell shares of any Fund to any separate account or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

FREQUENT OR SHORT-TERM TRADING
The Funds, which are offered only through Contracts or Plans, are intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not purchase shares of the Funds. The Board of Directors of the Series Company has adopted policies and procedures with respect to market timing activity as discussed below.

The Series Company believes that market timing activity is not in the best interest of the participants of the Funds. Due to the disruptive nature of this activity, it can adversely impact the ability of the sub-advisers to invest assets in an orderly, long-term manner. In addition, market timing can disrupt the management of a Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Fund's ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Fund performance.

Shares of the Funds are generally held through insurance company separate accounts or Plans. The ability of the Series Company to monitor transfers made by the participants in separate accounts or Plans maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board's policy is that the Funds must rely on the insurance company separate account or Plan sponsor to both monitor market timing within a Fund and attempt to prevent it through their own policies and procedures. There is no guarantee that the Series Company will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Series Company detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expense as discussed above. In situations in which the Series Company becomes aware of possible market timing activity, it will notify the insurance company separate account or Plan sponsor in order to help facilitate the enforcement of such entity's market timing policies and procedures. The Series Company reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts or plan sponsors, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Series Company determines not to be in the best interest of the Funds. Such rejections or refusals will be applied uniformly without exception.

You should review your Contract prospectus or your Plan document for more information regarding market timing, including any restrictions or limitations on trades made through a Contract or Plan.

Please refer to the documents pertaining to your Contract prospectus or Plan document on how to direct investments in or redemptions from (including making transfers into or out of) the Funds and any fees that may apply.

HOW SHARES ARE VALUED
The Series Company calculates the net asset value ("NAV") of each Fund's shares each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. Eastern Time. The NYSE is open Monday through Friday but is closed on certain federal and other holidays. The NAV is computed by adding the value of a Fund's holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

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Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the NYSE for the day. If, however, the market quotations are determined to be unavailable or unreliable (see below), securities and other assets may be valued at fair value in accordance with pricing procedures approved by the Board of Directors.

As of the close of regular trading on the NYSE, securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund's shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on a review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Directors to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. A Fund may also fair value securities in other situations; for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

The amortized cost method is used to determine the values of each Fund's short-term securities maturing within 60 days. The amortized cost method approximates fair market value.

DIVIDENDS AND CAPITAL GAINS

Dividends from Net Investment Income
For each Fund, dividends from net investment income are declared and paid quarterly. Dividends from net investment income are automatically reinvested into additional shares of the Fund.

Distributions from Capital Gains
When a Fund sells a security for more than it paid for that security, a capital gain results. For each Fund, distributions from capital gains, if any, are normally declared and paid annually. Distributions from capital gains are automatically reinvested into additional shares of the Fund.

TAX CONSEQUENCES
As the owner of a Contract or a participant under your employer's Contract or Plan, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult your Contract prospectus or Plan document for further information concerning the federal income tax consequences to you of investing in the Funds.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS
The Series Company's policies and procedures with respect to the disclosure of the Funds' portfolio securities are described in the Statement of Additional Information.

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

INTERESTED IN LEARNING MORE?
--------------------------------------------------------------------------------

The Statement of Additional Information incorporated by reference into this prospectus contains additional information about the Series Company's operations.

Further information about the Funds' investments is available in the Series Company's annual and semi-annual reports to shareholders. The Series Company's annual report discusses market conditions and investment strategies that significantly affected the Series Company's performance results during its last fiscal year.

VALIC can provide you with a free copy of these materials or other information about the Series Company. You may reach VALIC by calling 1-800-448-2542 or by writing to 2929 Allen Parkway, Houston, Texas 77019.

The Securities and Exchange Commission also maintains copies of these documents:

    - To view information online: Access the SEC's web site at http://www.sec.gov.

    - To review a paper filing or to request that documents be mailed to you, contact the SEC by writing to: SEC Public Reference Room, Washington, D.C. 20549-6009; or call the SEC at 1-800-SEC-0330. You may also request a paper copy from the SEC electronically at publicinfo@sec.gov.

A duplicating fee will be assessed for all copies provided.

Investment Company Act filing number 811-03738.

                                        17